UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2006 (January 18, 2006)

THE CYBER GROUP NETWORK CORPORATION
________________________________________
(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian Province, P.R. China
_______________________________________
(Address of Principal Executive Offices)

(407) 645-4433
________________________________________
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by The Cyber Group Network Corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.01 Changes in Registrant's Certifying Accountant

Explanatory Note:

The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on January 19, 2006 (the “Form 8-K”) to include the letter received from Weinberg & Company as to whether it agrees with the statements made by the Registrant regarding Weinberg & Company in that Form 8-K. In the interest of clarity, this amended report amends and restates in its entirety that previously filed Form 8-K.

(a)    Effective January 18, 2006, Weinberg & Company, P.A. ("Weinberg & Company") was dismissed as the Registrant's principal accountant engaged to audit The Cyber Group Network Corporation's (the “Registrant" or the "Company") financial statements. This action has been approved by the Registrant’s Board of Directors. Weinberg & Company audited the Company’s financial statements for the fiscal years ended December 31, 2003 and December 31, 2004. Weinberg & Company’s reports on these financial statements were modified as to the Registrant’s ability to continue as a going concern; other than this, Weinberg & Company’s reports on the financial statements for those fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

For the audited years ended December 31, 2003 and December 31, 2004, and during the year 2005 prior to January 18, 2006 (the effective date of the dismissal of Weinberg & Company), there were no disagreements with Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports. In addition, the dismissal of Weinberg & Company was not caused by, or related to, any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant would have caused the accountants to make reference to the subject matter of such disagreement in their reports.

The Registrant has requested Weinberg & Company to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant. This Amendment to the Current Report on Form 8-K previously filed with the SEC on January 19, 2006 is being filed to include the copy of such letter that was received from Weinberg & Company. The letter is attached as Exhibit 16.1 to this Form 8-K/A.

(b)    Effective on January 18, 2006, the firm of GC Alliance Limited, Certified Public Accountants (“GC Alliance”) whose address is Suite 805 One Pacific Place, 88 Queensway, Hong Kong, China, was engaged to serve as the new principal accountant to audit the Company’s financial statements. The decision to retain this accountant was approved by the Company’s Board of Directors.

Prior to engaging GC Alliance, the Company had not consulted GC Alliance regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with GC Alliance regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Board of Directors of the Registrant approved the change in accountants described herein on January 17, 2006.

Item 9.01 Financial Statements and Exhibits

Index to Exhibit(s)

16.1 Letter from Weinberg & Co., P.A. dated January 20, 2006.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 27, 2006	The Cyber Group Network Corporation

	By:	/s/ Weibing Lu
Weibing Lu
Chief Executive Officer